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

                PROJECTED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


ASSETS
     Current Assets:
          Cash and cash equivalents                                    $   1,698             $   8,162            $  14,557
          Accounts receivable, net                                        25,176                27,121               29,238
          Inventories, net                                                41,394                44,854               49,327
          Prepaid expenses and other current assets                        3,766                 3,766                3,766
                                                                  -----------------   -----------------    -----------------

               Total Current Assets                                       72,034                83,903               96,888

          Property, plant and equipment, net                              10,802                11,393               11,459
          Other assets                                                    14,304                14,645               14,545
                                                                  -----------------   -----------------    -----------------
TOTAL ASSETS                                                           $  97,140            $  109,941           $  122,892
                                                                  =================   =================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current Liabilities:
          Loans payable                                                $   1,459              $      -             $      -
          Accounts payable                                                 9,091                10,987               12,159
          Accrued expenses                                                11,069                12,123               13,323
          Interest payable
                                                                               -                     -                    -
          Other                                                              753                   832                  911
                                                                  -----------------   -----------------    -----------------

               Total Current Liabilities                                  22,372                23,942               26,393

          Deferred Liabilities                                             4,301                 3,725                2,917
          Restructuring Reserves                                           3,994                 3,994                2,994

     Shareholders' equity:
          Common stock                                                       100                   100                  100

          Additional paid in-in capital                                  231,459               231,459              231,459
          Pension liability                                              (3,508)               (3,508)              (3,508)
          Foreign exchange translation                                     (184)                 (184)                (184)
          Treasury stock
                                                                               -                     -                    -
          Retained earnings                                            (161,394)             (149,587)            (134,280)
                                                                  -----------------   -----------------    -----------------

               Total shareholders' equity                                 66,473                78,280               90,587

                                                                  -----------------   -----------------    -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $  97,140            $  109,941           $  122,892
                                                                  =================   =================    =================

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